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Exhibit 10.11

MANAGEMENT FEE AGREEMENT BETWEEN
NETLIST, INC. AND NETLIST TECHNOLOGY TEXAS LP

        This Management Fee Agreement ("Agreement") made and entered into as of January 1, 2004, by and between Netlist, Inc. and Netlist Technology Texas LP has reference to the following facts and circumstances:

        (a)   Netlist, Inc. regularly provides the following services to its subsidiaries (collectively, the "Services"):

    i.
    Accounting Services

    ii.
    Financial Statement Preparation

    iii.
    Tax Return Preparation and Advice

    iv.
    Treasury Management

    v.
    Personnel and Payroll Administration

    vi.
    Insurance and Risk Management

    vii.
    Legal

    viii.
    General Executive Management and Oversight

        (b)   Texas LP desires to avail itself of the Services and Netlist, Inc. is amenable to providing such, in each case, on the terms and conditions hereinafter set forth.

        Now, therefore, in consideration of the foregoing and the mutual covenants herein contained, the parties agree as follows:

        (1)    PROVISION OF SERVICES.    By its execution of this Agreement. Netlist, Inc. agrees to provide Services to Netlist Technology Texas LP to the extent and at the times requested by Netlist Technology Texas LP. In consideration of services rendered and/or available to be rendered to Netlist Technology Texas LP, Netlist Technology Texas LP agrees to pay to Netlist, Inc. a fee calculated by allocating actual expenses incurred by the relative headcount by entity or square footage used by entity.

        (2)    TERM.    The term of this Agreement shall be for one year commencing as of January 1, 2004 and shall automatically, without notice, be renewed for the same term at the expiration of each preceding term; provided, however, that either party may terminate this Agreement by giving written notice of termination to the other at its principal place of business at any time not less than 3 months prior to the expiration date of the current term.

        (3)    LAW.    This Agreement shall be governed by and construed in accordance with the internal law of the State of California, notwithstanding any choice of law principles.

NETLIST, INC.
By:
Name:
Title:
NETLIST TECHNOLOGY TEXAS LP
By:
Name:
Title:

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MANAGEMENT FEE AGREEMENT BETWEEN NETLIST, INC. AND NETLIST TECHNOLOGY TEXAS LP